[LETTERHEAD OF ANDERSEN ANDERSEN & STRONG, L.C.]

We hereby consent to the use of our report of Colormax Technologies, Inc. dated August 5, 1999 for the year ended December 31, 1998 in their Form S-8.

Salt Lake City, Utah                    /s/ Andersen Andersen & Strong, L.C.
October 22, 1999                        ------------------------------------
                                        Andersen Andersen & Strong, L.C.